EXHIBIT 99.1

                               NOTEHOLDERS REPORT
                        CRUSADE GLOBAL TRUST NO.1 OF 2002
                       COUPON PERIOD ENDING 20 AUGUST 2004

-----------------------------------------------------------------------------------------------------------------------
USD NOTES
---------                FV OUTSTANDING     BOND FACTOR   COUPON RATE   COUPON PAYMENTS     PRINCIPAL       CHARGE
                              (USD)                                          (USD)       PAYMENTS (USD)    OFFS (AUD)
                         --------------     -----------   -----------   ---------------  --------------    ----------

CLASS A NOTES            331,185,940.12      37.634766%    1.42000%       1,325,281.96    34,017,294.94       0.00
-----------------------------------------------------------------------------------------------------------------------

                         FV OUTSTANDING     BOND FACTOR   COUPON RATE   COUPON PAYMENTS     PRINCIPAL        CHARGE
                              (AUD)                                          (AUD)       PAYMENTS (AUD)    OFFS (AUD)
                        ---------------     -----------   -----------   ---------------  --------------    ----------

CLASS B NOTES           28,395,000.00       100.000000%     5.99330%        428,946.23           0.00         0.00
CLASS C NOTES           11,900,000.00       100.000000%     6.22330%        186,664.90           0.00         0.00
------------------------------------------------------------------------------------------------------------------------

                                                                   31-JUL-04
POOL SUMMARY                                                           AUD
-------------                                                  ---------------
Outstanding Balance - Variable Rate Housing Loans                  549,949,545
Outstanding Balance - Fixed Rate Loans                             134,147,307
Number of Loans                                                          5,857
Weighted Average Current LVR                                             59.20%
Average Loan Size                                                      116,800
Weighted Average Seasoning                                             47 mths
Weighted Average Term to Maturity                                     250 mths

PRINCIPAL COLLECTIONS                                                  AUD
---------------------                                          ----------------
Scheduled Principal Payments                                      6,354,709.51
Unscheduled Principal Payments                                   66,256,369.14
Redraws                                                           6,558,078.76

Principal Collections                                            66,052,999.89

TOTAL AVAILABLE PRINCIPAL                                              AUD
-------------------------                                       ---------------
Principal Collections                                            66,052,999.89
Principal Charge Offs                                                     0.00
Pay Back of Principal Draw                                                0.00
Total Available Principal                                        66,052,999.89

Outstanding Principal Draws From Previous Period                           0.0

Principal Distributed                                            66,052,999.89
Principal Retained                                                        0.00

TOTAL AVAILABLE FUNDS                                                  AUD
---------------------                                          ----------------
Available Income                                                 13,737,078.87
Principal Draw                                                            0.00
Liquidity Draw                                                            0.00

Total Available Funds                                            13,737,078.87

REDRAW & LIQUIDITY FACILITIES                                          AUD
-----------------------------                                  ----------------
Redraw Shortfall                                                          0.00
Redraw Carryover Charge Offs                                              0.00


CPR
---
                                          MAY-04      JUN-04      JUL-04
                       1 MTH CPR          25.80%      27.40%      31.88%


ARREARS
-------
                            % OF POOL
                          (BY BALANCE)
31 - 59 DAYS                  0.73%
60 - 89 DAYS                  0.35%
90+ DAYS                      0.06%
DEFAULTS                      0.03%
LOSSES                         Nil